1 + May 9, 2023 Tempur Sealy International (TPX) to Acquire Mattress Firm

2 Consideration • Total purchase price of approximately $4.0B comprising: • $2.7B of cash consideration • $1.3B of stock consideration, based on 34.2M shares issued at $37.62 per share as of the closing share price on May 8, 2023 Pro Forma Ownership1 • 83.4% TPX shareholders • 16.6% Mattress Firm shareholders Financial Impact • Accretive to adjusted EPS2 in Year 1 • Increased operating cash flow in Year 1 • Cost synergies of $100M by Year 43 Financing • Expect to fund the cash payment to Mattress Firm shareholders and to repay Mattress Firm’s debt using a combination of cash on hand and proceeds from new senior secured and senior unsecured debt • Net leverage to be between 3.0x-3.25x at closing after giving effect to the transaction. Expect to return to target leverage ratio range of 2.0x-3.0x in the first twelve months after closing.3 • Deleveraging driven by expected strong operating cash flow and adjusted EBITDA2 growth Management and Governance • Mattress Firm to be operated as a separate business unit within the Company • TPX Board to be expanded to include 2 Mattress Firm directors Timing and Approvals • Anticipated to close in the second half of 2024 • Subject to the satisfaction of customary closing conditions, including applicable regulatory approvals • Substantially complying with an FTC Second Request and expect to work cooperatively to close the transaction Transaction Summary

3 TPX Go-Forward Investment Thesis Leading, vertically-integrated global company with iconic brands and extensive manufacturing and direct-to-consumer capabilities Proven historical growth through organic and inorganic initiatives Proven ability to successfully operate worldwide omni- channel distribution Legacy of disciplined capital allocation, including dividends, share repurchases, and acquisitions Seasoned, well-aligned management team with track record of success Serves $120 billion3 growing bedding market

4 Overview

5 Leading Omni-Channel U.S. Retailer 2,300+ brick-and-mortar retail stores integrated with e-commerce and sleep education platforms to enable a seamless consumer purchase journey Exceptional Retail Talent 6,200+ highly-trained retail sales associates facilitate an educational and effective end-to-end consumer purchase journey Diversified Product Offering Leading brands and complementary private labels provide a range of innovative consumer solutions History of Sales and Adjusted EBITDA Growth2 +14% sales CAGR and +53% adjusted EBITDA2 CAGR from FY 2019 – FY 2022 Strong Consumer Engagement Robust consumer touchpoints with deep insight into evolving preferences to optimize the consumer purchase journey and sustain consumer loyalty Mattress Firm Business Highlights + + + + +

6 Geographic footprint4 TX MT CA ID NV AZ OR IL NM CO WY MN SD IA ND UT KS NE WA WI OK MI MO NY PA FL IN AL GA AR LA NC VA TN KY OH MS ME SC MI WV VT NH MA CT NJ MD DE RI DC AK 73 32 205 22 11 22 60 50 6 14 11 12 34 10 100 276 25 7 21 46 240 91 97 27 29 37 44 44 16 72 2 70 92 121 6 23 10 57 8 42 89 12 49 4 9 • A leading U.S. mattress specialty retailer • Operates an integrated omni-channel platform that allows consumers to personalize their purchase journey • #1 retailer of several leading national bedding brands and complementary private labels • Approximate 8% share of the North America bedding industry3 Company description Mattress Firm Overview Ending Store Count Sales Per Store6 Sales Adjusted EBITDA2 Adjusted EBITDA Margin2 Website Visitors FY’19 ended 10/1/20195 2,534 1.2M $3.0B $153M 5.2% 27M -205 +0.6M +$1.2B +$279M +520 bps +32M TTM ended 3/28/2023 2,329 1.8M $4.2B $432M 10.4% 59M HI 1 Wholly-owned locations Wholly owned locations + franchised locations Franchised locations Franchised locations +81 Trailing twelve-month performance as shown throughout this presentation is for Mattress Firm’s four fiscal quarters ended 3/28/2023 and Tempur Sealy’s four fiscal quarters ended 3/31/2023.

7 Mattress Firm’s Diversified Product Offerings • A leading retailer of Tempur-Pedic®, Sealy®, and Stearns & Foster® branded products • Retails Sleepy’s® private label bedding manufactured by Tempur Sealy • A leading retailer of Beautyrest®, Nectar®, Serta®, Simmons®, Tuft & Needle®, and Purple® branded products • Retails Sleepy’s® and tulo® private label bedding manufactured by third- party OEM TPX Brands and Private Labels 66% Other Brands and Private Labels 34% Tempur Sealy and Mattress Firm Combined Sales by Brand7 TTM 3/31/23 Retails broad assortment of leading national brands and complementary private labels, providing a diverse range of innovative consumer solutions at broad price points Tempur Sealy Brands and Private Label Other Leading Brands and Private Labels

8 Transaction Rationale

9 TPX North America TTM 3/31/23 Sales by Channel Pre-Acquisition Post Acquisition7 Wholesale 87% 35% Direct 13% 65% TPX Consolidated TTM 3/31/23 Sales by Channel Pre-Acquisition Post Acquisition7 Wholesale 77% 35% Direct 23% 65% Accelerates Direct Sales Channel Expansion

10 Transaction Rationale Expands consumer touchpoints to enhance ability to keep pace with evolving consumer preferences Accelerates U.S. omni-channel strategy, enabling a seamless consumer experience Simplifies consumer purchase journey, reducing friction at each touchpoint Aligns new product development and testing, facilitating consumer-centric innovation Streamlines operations and enhances supply chain management, resulting in operational efficiencies Drives adjusted EPS2 accretion 1 2 3 4 5 6

11 Combined consumer touchpoints enhance opportunities to keep pace with evolving consumer preferences, drive brand awareness, and broaden avenues for developing lifetime relationships with consumers 1 Expands Consumer Touchpoints MattressMatcherSleep.com StearnsandFoster.com Tempurpedic.com MattressFirm.com Tempur Retail Stores Sleep Outfitters Stores Mattress Firm Stores Sealy.com Consumer Touchpoints Sleep Experts Stores SleepExperts.com

12 North America Direct Channel Direct channel sales TTM 3/31/23 $491M $4.2B +849% Brick & mortar stores As of 3/31/23 227 2,329 +1,026% Retail sales associates As of 3/31/23 558 6,267 +1,123% Brick- & mortar and e-commerce traffic8 TTM 3/31/23 29M 65M 225% Accelerates Omnichannel Retail Strategy2 Accelerates TPX’s U.S. omni-channel strategy to enable a seamless consumer experience

13 • Drives awareness through blended advertising share of voice • Facilitates more targeted marketing efforts • Enhances consumer understanding of bedding innovation • Accelerates continuous feedback loop through sleep tracking and education apps and other platforms to enhance ongoing engagement • Expands customer service capabilities to facilitate improved consumer outcomes • Creates an integrated omni- channel ecosystem that meets consumers where they are • Combines over 6,800 retail customer service teams highly trained to support the consumer purchase journey Pre-Purchase Point of Purchase Post Purchase Simplifies Consumer Purchase Journey3 Highly-trained retail and customer service teams sales associates combined with manufacturing interface, reduce friction along the purchase journey

14 Snoring Support Climate Sleep Tracking Natural Comfort • Increased consumer touchpoints drive ability to bring targeted, cutting-edge innovation to market that better aligns to consumer needs • Provides opportunity to invest in, test and refine product nationwide, driving further refinement of new product throughout development process • Aligns investments in sleep technology to further innovation in the bedding category • Shared operating metrics provide for incremental investments in innovation Key Innovation Focus Areas Facilitates Consumer-Centric Innovation4 Aligns new product development and testing to facilitate a more targeted end-to-end innovation approach

15 Streamlines Operations and Enhances Supply Chain Management $100M of run-rate synergies by Year 43 35% 45% 20% Logistics Product Lifecycle Management Sourcing Expected Run Rate Synergies 5 Enhanced visibility to consumer demand creates opportunities for agile and fortified supply chain management while expanded scale and vertical integration drive operational efficiencies Expect to incur $25M in both Years 2 and 3 to achieve synergies3 • Increases scale and enhances operating metrics to drive incremental investments in supply chain innovation • Leverages the combined scale and vertically integrated infrastructure across logistics, transportation, warehousing, supply chain planning, sourcing, and product development to drive operational efficiencies and streamline order-to-delivery Expect to begin realizing synergies by the end of Year 2* and to achieve

16 Consolidated Sales7 $4.9B $4.2B $8.2B Adjusted EBITDA2 $855M $432M $1,287M Capex $298M $106M $404M TTM ended 3/31/23 TTM ended 3/28/23 TTM ended 3/31/23 Drives Adjusted EPS Accretion Adjusted for the impact of run-rate synergies, this acquisition is expected to deliver low double digit adjusted EPS2 accretion Expect run-rate cost synergies of $100M3 Acquisition expected to be accretive to adjusted EPS2 before synergies in the first year post close 6 Accretion is calculated on adjusted EPS2, which excludes the impact of transaction amortization and one-time costs.

17 Transaction Valuation & Capital Allocation

18 Pre-Synergies TTM ended 3/28/2023 Post Synergies TTM ended 3/28/2023 Purchase Price $4.0B $4.0B Adjusted EBITDA2 $432M $432M Run-Rate Synergies $0M $100M Pro Forma Adjusted EBITDA2 $432M $532M Multiple 9.3x 7.5x Historical Adjusted EBITDA2 Pricing • Acquisition represents 9.3x multiple pre-synergies • See incremental go-forward opportunity as Mattress Firm moves off trough earnings and returns to growth trajectory Transaction Valuation Mattress Firm’s fiscal years ended 9/29, 9/28, and 9/27 for FY 2020, FY 2021 and FY 2022, respectively 9 10 266 697 550 432 2020 2021 2022 TTM 3/28/23 Adjusted EBITDA ($M) TTM 3/28/23 Adjusted EBITDA Attractive financially and strategically

19 Historical Leverage • Legacy of flexing our capital allocation strategy to align to market opportunities and macroeconomic conditions • Timeline • 2013 – Tempur-Pedic acquired Sealy • 2015 – Scott Thompson joined TPX as Chairman and CEO • 2016 – Established target leverage range1.00x 2.00x 3.00x 4.00x 5.00x 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Net Debt to Adjusted EBITDA Leverage Ratio2 Target Range Leverage

20 Capital Allocation Focus Areas Deleveraging supported by increased earnings and free cash flow outlook Continued core investment to drive long-term growth objectives Expect to return to target net leverage range2 per TPX credit agreement of 2.0x-3.0x adjusted EBITDA2 within 12 months post close Maintain Ample Liquidity Deleverage Invest in Organic Growth Share Repurchases/ Cash Acquisitions 01 02 03 04

21 TPX Go-Forward Investment Thesis Leading, vertically-integrated global company with iconic brands and extensive manufacturing and direct-to-consumer capabilities Proven historical growth through organic and inorganic initiatives Proven ability to successfully operate worldwide omni- channel distribution Legacy of disciplined capital allocation, including dividends, share repurchases, and acquisitions Seasoned, well-aligned management team with track record of success Serves $120 billion3 growing bedding market

22 Appendix

23 U.S. Industry Historical Volume Trends • U.S. produced units declined -24% y/y to 18.7M in 2022 • 2022 saw trough unit demand, with units well below the industry 10-year average of 22.6M • 2022 unit demand is a significant deviation from the U.S. produced mattress unit CAGR of 2.5% between 2011 - 2021 • Tempur Sealy outperformed the broader U.S. produced industry unit trends in 2022 • Anticipate U.S. produced mattress units will resume growth in the second half of 2023 • Tempur Sealy and Mattress Firm are well-positioned to continue to outperform the industry in 2023 and beyond U.S. Produced Mattress Units (Units in millions)11 20.1 20.9 22.5 24.3 23.5 23.6 23.5 24.1 24.7 18.7 - 5.0 10.0 15.0 20.0 25.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 US Produced Units 2022 Trough Demand 10-year Average 2022 U.S. Produced Mattress Units Y/Y Trends Q1 Q2 Q3 Q4 -14% -34% -22% -27%

24 Mattress Firm Historical Financial Performance (in millions) FY 202010 FY 202111 FY 2022 Average FY 2020-2022 TTM 3/28/23 Ending Storecount 2,419 2,353 2,342 2,329 Net sales $ 3,257 $ 4,393 $ 4,379 $4,010 $4,171 % Growth 9.9% 34.9% (0.3%) (8.9%) % Comparable Growth 13.0% 36.1% (0.2%) (8.2%) Adjusted EBITDA2 $266 $697 $550 $504 $432 % Margin2 8.2% 15.9% 12.6% 10.4% Capex $ 47 $97 $ 131 $92 $106 % sales 1.5% 2.2% 3.0% 2.5% Mattress Firm’s fiscal years ended 9/29, 9/28, and 9/27 for FY 2020, FY 2021 and FY 2022, respectively

25 Mattress Firm Non-GAAP Reconciliations Mattress Firm’s fiscal years ended 9/29, 9/28, and 9/27 for FY 2020, FY 2021 and FY 2022, respectively

26 Mattress Firm Non-GAAP Reconciliations Mattress Firm’s fiscal years ended 9/29, 9/28, and 9/27 for FY 2020, FY 2021 and FY 2022, respectively

27 Tempur Sealy Non-GAAP Reconciliations

28 This presentation contains statements that may be characterized as “forward-looking” within the meaning of the federal securities laws. Such statements might include information concerning one or more of the Company’s plans, objectives, goals, strategies, and other information that is not historical information. When used in this release, the words “will,” “targets,” “expects,” “anticipates,” “estimates,” and variations of such words or similar expressions are intended to identify such forward- looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its quarterly cash dividend, share repurchases, adjusted EPS, net leverage, future performance, cost synergies, ability to deleverage after the transaction, integration with our business, personnel and the impact of the anticipated acquisition on the Company's brands, products, customer base, results of operations, or financial position. Any forward- looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from any that may be expressed herein as forward- looking statements. These potential risks include risks associated with Mattress Firm’s ongoing operations; the ability to successfully integrate Mattress Firm into Tempur Sealy's operations and realize synergies from the transaction; the possibility that the expected benefits of the acquisition are not realized when expected or at all; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector, as well as consumer confidence and the availability of consumer financing; the impact of the macroeconomic environment in both the U.S. and internationally on Mattress Firm and the Company; uncertainties arising from national and global events; industry competition; the effects of consolidation of retailers on sales and costs; and consumer acceptance and changes in demand for Mattress Firm's and the Company's products the factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2022. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Forward-Looking Statements

29 Use of Non-GAAP Financial Information – Tempur Sealy In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted EBITDA, adjusted EPS, net debt, and net leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company's underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company's business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company's underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all the amounts associated with the Company results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company's SEC filings. Adjusted EBITDA A reconciliation of the Company's GAAP net income to adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided on prior slides. Management believes that the use of adjusted EBITDA per credit facility provides investors with useful information with respect to the Company's operating performance and comparisons from period to period as well as the Company's compliance with requirements under its credit agreement. Adjusted EPS Management believes that the use of adjusted EPS provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Forward-looking Adjusted EPS is a non-GAAP financial measure. Net Debt Net Debt is defined as GAAP total short- and long-term debt less cash on hand. Net Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as net leverage, is calculated by dividing consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in managing its leverage.

30 Use of Non-GAAP Financial Information – Mattress Firm While the presentation of non-GAAP financial measures is not in accordance with, or preferable to, GAAP financial data, Mattress Firm's management, board of directors and major stakeholders, as well as securities analysts and ratings agencies, use various non-GAAP financial measures, including Adjusted EBITDA and Adjusted EBITDA Margin, along with the corresponding GAAP financial measures: to assist in monitoring Mattress Firm's ongoing financial performance; including underlying results and trends; particularly in comparison with prior periods on a consistent basis; by excluding items not considered representative of our ongoing operating performance; to supplement GAAP measures of performance in evaluating the effectiveness of Mattress Firm's business strategies and budgeting and capital allocation and investment decisions; to remove items that can vary substantially from period to period, depending on accounting and tax treatments, the book value of assets and the method by which assets were acquired; to support internal planning and forecasting and establish operational goals; and to assist with executive performance evaluations and compensation. Adjusted EBITDA Adjusted EBITDA is defined as net income (loss) before interest expense, net, income tax expense (benefit) and depreciation and amortization expense, as further adjusted to exclude impairment of intangible assets, impairment of goodwill, impairment of property and equipment and operating lease right-of-use assets and loss on disposal of property and equipment, loss from debt extinguishments and related adjustments to embedded derivatives, stock and other non-cash compensation, inventory reconfiguration initiative, restructuring costs, net, special bonus and director fees, offering costs, amortization of cloud computing costs, strategic initiatives, and legal settlements. Adjusted EBITDA margin Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenue.

31 Footnotes 1) Pro forma ownership is based on shares outstanding at signing. 2) Adjusted EBITDA, adjusted EBITDA margin, adjusted EPS, net debt, and leverage are non-GAAP financial measures. Please refer to the “Use of Non-GAAP Financial Measures Information” on previous slides for more information regarding the definitions of adjusted EBITDA, adjusted EBITDA margin, adjusted EPS, net debt and leverage, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” on a previous slide. 3) Management estimates. 4) Includes Mattress Firm, Sleep Experts, Mattress Discounters, and Rest & Relax retail locations. 5) Tempur Sealy and Mattress Firm resumed their partnership beginning in Mattress Firm’s first quarter of FY’20. 6) Sales per store is calculated as Mattress Firm’s consolidated omni-channel sales divided by its ending store count for the period. 7) Reflects the elimination of intercompany sales. 8) Includes Tempur Sealy’s North American approximate retail traffic for the trailing twelve months ended 03/31/2023, including brick-and-mortar retail traffic of 500k and 28.6M e-commerce visits, and Mattress Firm’s approximate retail traffic for the trailing twelve months ended 03/28/2023, including brick-and-mortar retail traffic of 6.1M and 59.4M e-commerce visits. 9) Mattress Firm’s FY’20 performance was impacted by significant store closures related to Covid-19. 10) Mattress Firm’s FY’21 performance reflects the first full year of Tempur Sealy and Mattress Firm’s distribution agreement. 11) Per the Mattress Industry Reports provided by the International Sleep Products Association (“ISPA”). Mattress Firm’s fiscal years ended 9/29, 9/28, and 9/27 for FY 2020, FY 2021 and FY 2022, respectively

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